                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ ROBERT E. GALLAGHER
                                            ----------------------------
                                            Robert E. Gallagher

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ JAMES J. BRANIFF III
                                            ----------------------------
                                            James J. Braniff III

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ T. KIMBALL BROOKER
                                            ----------------------------
                                            T. Kimball Brooker

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ GARY P. COUGHLAN
                                            ----------------------------
                                            Gary P. Coughlan

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ JAMES W. DURKIN, JR.
                                            ----------------------------
                                            James W. Durkin, Jr.

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren her true and lawful attorney-in-fact and agent, for her, and in her name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ ILENE S. GORDON
                                            ----------------------------
                                            Ilene S. Gordon

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ ELBERT O. HAND
                                            ----------------------------
                                            Elbert O. Hand

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ DAVID E. McGURN, JR.
                                            ----------------------------
                                            David E. McGurn, Jr.

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ RICHARD J. McKENNA
                                            ----------------------------
                                            Richard J. McKenna

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (i) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2002 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 20th day of March, 2003.


                                            /s/ JAMES R. WIMMER
                                            ----------------------------
                                            James R. Wimmer